Exhibit 99.1

Redwire to Acquire Spacecraft Developer Hera Systems

Expands National Security Mission Capabilities and Solutions

Advances Value Chain Position with Enhanced Product Offerings

JACKSONVILLE, Fla. (August 14, 2024) – Redwire Corporation (NYSE: RDW), a leader in space infrastructure for the next generation space economy, today announced that it has signed a definitive agreement to acquire Hera Systems, Inc., a spacecraft developer focused on specialized missions for national security space customers. With the addition of Hera Systems’ cutting-edge platform, Redwire expects to strengthen its spacecraft portfolio and be well-equipped to support specialized National Security Space missions in geostationary orbit (GEO).

Founded in 2013, Hera Systems is a privately held company headquartered in San Jose, California that focuses on developing a new class of high-performance spacecraft to support the evolving requirements for national security missions operating in contested space. Hera Systems’ advanced platform incorporates cyber-secure communications, resilient power systems, highly accurate pointing, extensive maneuverability and massive on-board computing power supporting mission- and payload-specific machine learning. In 2022, Hera Systems was contracted by Orion Space Solutions to develop three satellites for U.S. Space Force’s Tetra-5 mission—an on-orbit servicing demonstration in GEO.

Redwire has significantly increased its national security space business, recently announcing it was awarded a prime contract to develop and demonstrate a Very Low Earth Orbit (VLEO) spacecraft for DARPA’s Otter program. Redwire continues to support the warfighter as an antenna supplier for the Space Development Agency’s Transport Layer program dating back to Tranche 0 in 2020.

“Hera Systems’ platform is highly complementary with Redwire’s suite of national security space solutions,” said Peter Cannito, Chairman and CEO of Redwire. “Similar to our focus on VLEO platforms, we see increasing opportunities to unlock and deliver new solutions in MEO, GEO and other domains to support the warfighter and address critical needs in National Security Space. This transaction fits squarely within our growth strategy by adding significant capabilities to move up the value chain in select areas of emerging hybrid architectures.”

Hera Systems has experienced profitable topline growth, and for the year ended December 31, 2023, Hera recorded $15 million of revenue. Redwire will finance this acquisition with balance sheet liquidity and expects Hera Systems to add meaningfully to future growth and profitability. As part of this acquisition, which is expected to close in the third quarter, Redwire is adjusting its full-year 2024 guidance from $300 million in revenue to $310 million in revenue.

GH Partners LLC is serving as financial advisor and Hogan Lovells is serving as legal advisor to Redwire.

About Redwire
Redwire Corporation (NYSE:RDW) is a global space infrastructure and innovation company enabling civil, commercial, and national security programs. Redwire’s proven and reliable capabilities include avionics, sensors, power solutions, critical structures, mechanisms, radio frequency systems, platforms, missions, and microgravity payloads. Redwire combines decades of flight heritage and proven experience with an agile and innovative culture. Redwire’s approximately 700 employees working from 14 facilities located throughout the United States and Europe are committed to building a bold future in space for humanity, pushing the envelope of discovery and science while creating a better world on Earth. For more information, please visit redwirespace.com.

Cautionary Statement Regarding Forward-Looking Statements
Readers are cautioned that the statements contained in this press release regarding expectations of our performance or other matters that may affect our business, results of operations, or financial condition are “forward-looking statements” as defined by the “safe harbor” provisions in the Private Securities Litigation Reform Act of 1995. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the

Securities Exchange Act of 1934. All statements, other than statements of historical fact, included or incorporated in this press release, including statements regarding our strategy, financial position, guidance, funding for continued operations, cash reserves, liquidity, projected costs, plans, projects, awards and contracts, and objectives of management, among others, are forward-looking statements. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “continued,” “project,” “plan,” “goals,” “opportunity,” “appeal,” “estimate,” “potential,” “predict,” “demonstrates,” “may,” “will,” “might,” “could,” “intend,” “shall,” “possible,” “forecast,” “trends,” “contemplate,” “would,” “approximately,” “likely,” “outlook,” “schedule,” “on track,” “poised,” “pipeline,” and variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.

These factors and circumstances include, but are not limited to: (1) risks associated with the continued economic uncertainty, including high inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility, concerns of economic slowdown or recession and reduced spending or suspension of investment in new or enhanced projects; (2) the failure of financial institutions or transactional counterparties; (3) the Company’s limited operating history and history of losses to date; (4) the inability to successfully integrate recently completed and future acquisitions; (5) the development and continued refinement of many of the Company’s proprietary technologies, products and service offerings; (6) competition with new or existing companies; (7) the possibility that the Company’s expectations and assumptions relating to future results may prove incorrect; (8) adverse publicity stemming from any incident or perceived risk involving Redwire or our competitors; (9) unsatisfactory performance of our products resulting from challenges in the space environment, extreme space weather events, or otherwise; (10) the emerging nature of the market for in-space infrastructure services; (11) inability to realize benefits from new offerings or the application of our technologies; (12) the inability to convert orders in backlog into revenue; (13) our dependence on U.S. government contracts, which are only partially funded and subject to immediate termination; (14) the fact that we are subject to stringent U.S. economic sanctions, and trade control laws and regulations; (15) the need for substantial additional funding to finance our operations, which may not be available when we need it, on acceptable terms or at all; (16) the fact that the issuance and sale of shares of our Series A Convertible Preferred Stock has reduced the relative voting power of holders of our common stock and diluted the ownership of holders of our capital stock; (17) AE Industrial Partners and Bain Capital have significant influence over us, which could limit your ability to influence the outcome of key transactions; (18) provisions in our Certificate of Designation with respect to our Series A Convertible Preferred Stock may delay or prevent our acquisition by a third party, which could also reduce the market price of our capital stock; (19) our Series A Convertible Preferred Stock has rights, preferences and privileges that are not held by, and are preferential to, the rights of holders of our other outstanding capital stock; (20) there may be sales of a substantial amount of our common stock by our current stockholders, and these sales could cause the price of our common stock and warrants to fall; (21) the impact of the issuance of the Series A Convertible Preferred Stock on the price and market for our common stock; (22) the trading price of our common stock and warrants is and may continue to be volatile; (23) risks related to short sellers of our common stock; (24) inability to report our financial condition or results of operations accurately or timely as a result of identified material weaknesses in internal control over financial reporting; and (25) other risks and uncertainties described in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and those indicated from time to time in other documents filed or to be filed with the SEC by the Company.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. If underlying assumptions to forward-looking statements prove inaccurate, or if known or unknown risks or uncertainties materialize, actual results could vary materially from those anticipated, estimated, or projected. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on forward-looking statements.

Media Contact:
Tere Riley
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Investors:
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